NEWBUILDINGS (Notes)	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
NEWBUILDINGS
NEWBUILDINGS

In April 2014, the Company agreed with Rongsheng shipyard to swap its two Suezmax newbuildings on order with two similar Suezmax vessels from the same shipyard at a lower contract price. Installments paid to date will be allocated to the new vessels. The first vessel, the Front Ull, was delivered on May 19, 2014 following payment of the final installment of $41.5 million and the second vessel is expected to be delivered in the fourth quarter of 2014. The Company is committed to making payments of $41.5 million as of the date of this report with expected payment in 2014.